================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            APPLIED INNOVATION INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             APPLIED INNOVATION INC.











                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 26, 2001

                                       AND

                                 PROXY STATEMENT



================================================================================


                                    IMPORTANT

         PLEASE MARK, SIGN AND DATE YOUR PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 2001

                                                                  March 23, 2001


To the Stockholders of Applied Innovation Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017, on Thursday, the 26th day of April, 2001, at 9:00 a.m., local time, for the following purposes:

         1. To elect three Class II directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2004.

         2.   To approve the Company's 2001 Stock Incentive Plan.

         3. To approve and adopt the Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of the Company's common stock, $.01 par value, from 30,000,000 to 55,000,000 shares, and which authorizes the issuance of 5,000,000 shares of preferred stock, $.01 par value.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of common stock of the Company of record at the close of business on March 9, 2001, will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

         A copy of the Annual Report of the Company for the year ended December 31, 2000, is enclosed herewith. Thank you for your cooperation and support.


                                       By Order of the Board of Directors


                                       Gerard B. Moersdorf, Jr.
                                       Chairman of the Board and Founder

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                  March 23, 2001

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017, on April 26, 2001, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Curtis A. Loveland, Gerard B. Moersdorf, Sr., and Thomas W. Huseby as Class II Directors of the Company, FOR approval of the Company's 2001 Stock Incentive Plan, FOR approval and adoption of the Amended and Restated Certificate of Incorporation, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Robert L. Smialek, President and Chief Executive Officer) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


VOTING RIGHTS

         Only stockholders of record at the close of business on March 9, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 9, 2001, the Company had outstanding ____________ shares of common stock, $.01 par value. There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of February 28, 2001 (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock.

                          NAME OF                              NUMBER OF SHARES               PERCENTAGE
                    BENEFICIAL OWNER(1)                     BENEFICIALLY OWNED(2)            OF CLASS(3)
                    -------------------                     ---------------------            -----------
         Gerard B. Moersdorf, Jr.                                6,539,129(4)                   40.0%
         Linda S. Moersdorf                                      6,539,129(4)                   40.0%
         Systematic Financial Management LP                      1,410,251(5)                    8.6%

----------

(1) The address of Gerard B. Moersdorf, Jr. and Linda S. Moersdorf is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016. The address for Systematic Financial Management LP is Glenpointe East, 7th Floor, 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2001 plus the number of shares such person has the right to acquire within 60 days of February 28, 2001.

(4) Gerard B. Moersdorf, Jr. and Linda S. Moersdorf are husband and wife. Under the rules of the Securities and Exchange Commission, each may be deemed to beneficially own the shares of the other; consequently, the number reported in the table above for each includes 5,558,188 shares held of record by Mr. Moersdorf, 793,716 shares held of record by Mrs. Moersdorf, 185,100 shares held by their children, and 2,125 shares held in Mr. Moersdorf's IRA. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

(5) Based on information contained in a Schedule 13G filed with the Securities & Exchange Commission on February 4, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of February 28, 2001, the beneficial ownership of the Company's common stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                          NUMBER OF SHARES                PERCENTAGE
         NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)              OF CLASS(2)
         ------------------------                      ------------------                 --------
         Gerard B. Moersdorf, Jr.(3)                         6,539,129                       40.0%
         Robert L. Smialek                                    113,000                          *
         Michael P. Keegan(4)                                  15,750                          *
         William J. Mrukowski(5)                               60,100                          *
         Stephen C. Hester(6)                                  18,300                          *
         James H. Blough(7)                                    54,000                          *
         Thomas W. Huseby(8)                                   30,000                          *
         William H. Largent(9)                                 10,000                          *
         Curtis A. Loveland(10)                                73,600                          *
         Gerard B. Moersdorf, Sr.(11)                          69,900                          *
         Richard W. Oliver(7)                                  56,000                          *
         Alexander B. Trevor(12)                               33,000                          *
         All directors and executive officers
         as a group (13 persons)(13)                          7,123,379                      42.9%

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days if February 28, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of shares outstanding on February 28, 2001, or 16,346,479 shares, plus the number of shares a person has the right to acquire within 60 days of February 28, 2001. An "*" indicates less than 1%.

(3) Includes 5,558,188 shares held of record by Mr. Moersdorf, Jr., 793,716 shares held by Mrs. Moersdorf, 185,100 shares held by their children, and 2,125 shares held in Mr. Moersdorf's IRA. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

(4) Includes 15,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(5) Includes 58,100 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(6) Includes 13,300 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(7) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(8) Includes 27,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(9) Includes 9,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(10) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001, 1,000 shares held by Mr. Loveland's children, and 600 shares held in Mr. Loveland's IRA.

(11) Includes 15,900 shares held by Mr. Moersdorf, Sr. as trustee of a trust and 54,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(12) Includes 31,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2001.

(13) Includes 50,000 shares held by Karl Fox, the Company's Vice President of Engineering, directly and 600 shares held in his spouse's IRA.


                              ELECTION OF DIRECTORS

         The Board of Directors has designated Curtis A. Loveland, Gerard B. Moersdorf, Sr., and Thomas W. Huseby for election as Class II Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS II DIRECTOR.

         The following table sets forth (i) the nominees for election as Class II Directors of the Company, and (ii) the Class III and Class I Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.

                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                    SINCE                      PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------------------
            CONTINUING DIRECTORS - TERMS TO EXPIRE 2004 (CLASS II)

Thomas W. Huseby, 62           1996            Retired as director of Network Systems Division of Lucent Technologies.  His
                                               experience includes a wide range of manufacturing, development and research activities.

Curtis A. Loveland, 54         1991            Partner, Porter, Wright, Morris & Arthur LLP, Attorneys at Law, since 1979 and
                                               Secretary of the Company since April 1992.  Mr. Loveland is also a director of Rocky
                                               Shoes & Boots, Inc. which has a class of equity securities registered pursuant to the Securities Exchange Act of 1934.

Gerard B. Moersdorf, Sr., 71   1987            Retired as Export Manager of Industrial Chemical Sales Division of Procter & Gamble
                                               Distributing Company, Cincinnati, Ohio.  Gerard B. Moersdorf, Sr. is the father of
                                               Gerard B. Moersdorf, Jr., Chairman of the Board and Founder of the Company.

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2002 (CLASS III)

Gerard B. Moersdorf, Jr., 48   1986            Chairman of the Board of the Company since 1986.  Mr. Moersdorf, Jr. served as the
                                               Company's President, Chief Executive Officer and Treasurer from 1986 to 2000.


Robert L. Smialek, 57          2000            President and Chief Executive Officer of the Company since July 20, 2000.  Mr.
                                               Smialek has more than 25 years of management experience leading complex technology and industrial businesses. From 1993 to 1999, he was Chairman,
                                               President and Chief Executive Officer of Insilco Corporation, a $600 million diversified manufacturing company based in Columbus, Ohio. Prior to joining
                                               Insilco, Mr. Smialek served as President and Chief Operating Officer of several divisions of Siebe, PLC (now Invensys), a global leader in industrial controls and one of the largest publicly traded companies in the United Kingdom. Mr.
                                               Smialek is also a director of CoorsTek, Inc. and General Cable Corporation, each of which has a class of equity securities registered pursuant to the Securities
                                               Exchange Act of 1934.

Alexander B. Trevor, 55        1997            President of Nuvocom Inc., Columbus, Ohio, a computer telephony company and consultant to Internet related companies. Previously, Mr. Trevor was Executive
                                               Vice President and Chief Technology Officer of CompuServe Corporation from 1983 to June 1996. Prior to 1983, Mr. Trevor was employed in various other positions at CompuServe Corporation, including Vice President of Computer Technology and
                                               Executive Vice President of Network Services.

                    NOMINEES - TERMS TO EXPIRE 2003 (CLASS I)

James H. Blough, 69            1993            Retired as National Sales Manager for Chemicals Division of Procter & Gamble
                                               Distributing Company, Cincinnati, Ohio.

William H. Largent, 45         1999            Chief Operating Officer and Chief Financial Officer of Aelita Software, Inc., Powell,
                                               Ohio since March 10, 2001. From May 1999 to March 2001, Mr. Largent served as Chief
                                               Financial Officer and Treasurer of Plug Power, Inc., Latham, New York, a designer and developer of on-site electricity generation systems.  Mr. Largent continues to provide consulting services to Plug Power.  Mr. Largent served as the Company's
                                               Senior Vice President of Operations and Chief Financial Officer from April 1997
                                               until he resigned, effective June 30, 1999.   Mr. Largent was elected as a Class I
                                               director of the Company, effective June 14, 1999.  Prior to joining the Company, Mr.
                                               Largent served as the Executive Vice President and Chief Financial Officer of
                                               Metatec Corporation, an information services company engaged in optical disc manufacturing and distribution, software development and

                                               network services.  Mr. Largent had been an officer at Metatec since 1993.

Richard W. Oliver, 54          1993            Professor of Management at the Owen Graduate School of Management, Vanderbilt
                                               University, Nashville, Tennessee, since September 1992.  From 1977 to September
                                               1992, Mr. Oliver served in various marketing capacities, including as Vice
                                               President, Business and Residential Services, Vice President, Corporate Marketing
                                               and special assistant to the Chairman and Chief Executive Officer, for Northern
                                               Telecom Ltd.  Mr. Oliver is Chairman of the Board of Symmetricom, Inc., a company which has a class of equity securities registered pursuant to the Securities
                                               Exchange Act of 1934.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of six meetings during 2000, including one meeting held via teleconference. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the meetings of any committees of the Board of Directors on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee.

         The members of the Audit Committee are Curtis A. Loveland, Richard W. Oliver, and Thomas W. Huseby. Gerard B. Moersdorf, Sr. served as a member of the Audit Committee until April 26, 2000, and Mr. Oliver began serving as a member of the Audit Committee as of April 27, 2000. The Audit Committee oversees the work of the internal accounting staff and external auditors. The Audit Committee met six times during 2000, including three meetings held via teleconference, and all members of the Audit Committee attended each of the meetings.

         The members of the Compensation Committee are James H. Blough, Richard
W. Oliver, and Alexander B. Trevor. The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options under the Company's stock option plan. The Committee met three times during 2000, and all members of the Committee attended each of the meetings.

EXECUTIVE OFFICERS

         The officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., Chairman of the Board, and Robert L. Smialek, President and Chief Executive Officer, the following persons are officers of the Company:

         MICHAEL P. KEEGAN, age 33, joined the Company in July 1999 and serves as Vice President, Chief Financial Officer, and Treasurer. Prior to joining the Company, Mr. Keegan served as the Vice President, Corporate Controller of Orbital Sciences Corporation in Dulles, Virginia. Mr. Keegan had been with Orbital Sciences Corporation for five years prior to joining the Company. Prior to joining Orbital, Mr. Keegan was an accountant with KPMG LLP for five years.

         WILLIAM J. MRUKOWSKI, age 59, joined the Company in October 1997 and serves as Senior Vice President, International Sales. Prior to his appointment as Senior Vice President, International Sales, Mr. Mrukowski served as Senior Vice President, Sales and Marketing. Prior to joining the Company, Mr. Mrukowski served with Liebert Corporation as Senior Vice President responsible for worldwide sales. Mr. Mrukowski had been with Liebert Corporation for seventeen years prior to joining the Company.

         STEPHEN C. HESTER, age 45, joined the Company in 1992 and serves as Vice President of Sales, a position he has held at the Company since April 1999. Prior to his appointment as Vice President of Sales, Mr. Hester served as a Regional Sales Manager for the Company. Prior to joining the Company, Mr. Hester held various senior sales positions at Oak Industries, General Instrument Corporation and General DataComm Corporation.

         KARL FOX, age 44, joined the Company in January 2001, and serves as Vice President, Engineering. Prior to joining the Company, Mr. Fox was employed by Extant, Inc., Denver, Colorado, the telecommunications division of Dynegy, Inc., as Director of Network Security, from January 1999 to December 2000. In 1984, Mr. Fox co-founded Morning Star Technologies, an internetworking and network security company, which was acquired by Ascend Communications/Lucent Technologies in March 1994. Mr. Fox continued as an employee of Ascend until December 1998.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, and the next four highest paid executive officers of the Company whose combined salary and bonus exceeded $100,000 for fiscal year ended December 31, 2000.


                           SUMMARY COMPENSATION TABLE


                                       Annual Compensation

          Name and             Fiscal                               Other Annual                   All Other
     Principal Position         Year      Salary        Bonus       Compensation    Options #    Compensation(1)
     ------------------         ----      ------        -----       ------------    ---------    ---------------
Gerard B. Moersdorf, Jr.        2000     $250,000      $150,000       $ 8,349          --            $10,081
Chairman of the Board           1999     $250,000         --          $ 8,220          --            $ 6,992
                                1998     $249,867      $117,500          --            --            $ 4,692

Robert L. Smialek(2)            2000     $135,000      $ 90,000          --          400,000         $ 7,887
President and Chief
Executive Officer

Michael P. Keegan(3)            2000     $150,000      $ 90,000          --           50,000         $ 8,763
Vice President, Chief           1999     $ 63,462         --          $69,289(4)      50,000         $ 3,073
Financial Officer and
Treasurer

William J. Mrukowski            2000     $192,500      $115,500          --           25,000         $ 7,045
Senior Vice President,          1999     $180,000         --             --           40,000         $ 6,094
International Sales             1998     $178,654      $ 97,200          --           70,000         $ 4,679

Stephen C. Hester(5)            2000     $160,000      $ 96,000       $ 1,500         15,000         $ 9,336
Vice President of Sales         1999     $136,462         --          $60,255(6)      45,000         $ 6,998


(1) Represents the amount of the Company's match and earned profit sharing funded to the Company's 401(k) Plan and Trust.

(2) Mr. Smialek became President and Chief Executive Officer of the Company as of July 20, 2000.

(3) Mr. Keegan became Vice President and Chief Financial Officer of the Company as of July 26, 1999.

(4)  Represents relocation reimbursement paid to Mr. Keegan in 1999.

(5)  Mr. Hester became Vice President of Sales of the Company as of April 1,
     1999.

(6)  Represents the amount of commissions earned by Mr. Hester in 1999.


EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Smialek on July 13, 2000, and Messrs. Moersdorf, Jr. and Keegan on October 19, 2000. The employment agreements are "at will" and, therefore, do not have a stated term.

         Each of these employment agreements provides for a minimum base salary, plus any increases in base compensation as may be authorized by the Board of Directors. The employment agreements also provide for each executive's continued participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the employment agreements.

         In the event of termination of employment (i) by reason of death or disability (as defined in the employment agreements); (ii) by the Company for cause (as defined in the employment agreements); (iii) by Messrs. Moersdorf, Jr. or Keegan for any reason; or (iv) by Mr. Smialek without good reason (as defined in Mr. Smialek's employment agreement), the Company shall provide payment to the executive of the earned but unpaid portion of his base salary through the termination date. If Mr. Smialek terminates his employment for good reason, he will receive his base salary for an additional 12 months, in addition to receiving payment for the earned but unpaid portion of his base salary through the termination date.

         In the event of termination of employment by the Company without cause, the Company will pay to the executive (i) the earned buy unpaid portion of his base salary through the termination date and (ii) base salary for an additional 12 months in the case of Messrs. Smialek or Moersdorf, Jr., and base salary for an additional 6 months in the case of Mr. Keegan.

         Under the employment agreements for Messrs. Smialek, Moersdorf, Jr., and Keegan, the Company must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control; or
(iii) the executive terminates his employment for any reason in the 13th month following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus two times the executive's current annual compensation (as defined in the employment agreements). In addition, all of the executive's stock options and restricted stock awards shall become 100% vested and exercisable, and the Company shall maintain certain fringe benefits as provided in the employment agreements.

         The employment agreements also contain non-competition and non-solicitation covenants. These covenants, as described in the employment agreements, are effective during employment and for a period of twelve months following termination of employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information regarding stock options granted during 2000, to each of the executive officers named in the Summary Compensation Table.





                                       Individual Grants

                                            (c)
                                        % of Total                                          (f)
                                          Options                                Potential Realizable Value
                                (b)     Granted To      (d)                        At Assumed Annual Rates
                             Options     Employees    Exercise      (e)          Of Stock Price Appreciation
      (a)                    Granted     In Fiscal     Price     Expiration          For Option Term(1)
     Name                      (#)          Year       ($/Sh)        Date           5%($)          10%($)
-----------------------------------------------------------------------------------------------------------
Gerard B. Moersdorf, Jr.        --          --           --          --             --               --

Robert L. Smialek             41,685(2)     3.9%       $12.00      7/13/10      $  314,586       $  797,222

                             158,335(2)    15.0%       $12.00      7/13/10      $1,194,912       $3,028,143

                             200,000(3)    18.9%       $24.00      7/13/10      $3,018,694       $7,649,964

Michael P. Keegan             25,000(4)     2.4%        $8.31      1/01/10      $  130,653       $  331,100

                              25,000(5)     2.4%       $13.25      7/26/10      $  208,321       $  527,927

William J. Mrukowski          25,000(6)     2.4%        $8.31      1/01/10      $  130,653       $  331,100

Stephen C. Hester             15,000(7)     1.4%        $8.31      1/01/10      $   78,392       $  198,660


----------

(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's common stock.

(2) On July 13, 2000, an incentive option to purchase 41,685 shares of common stock and a non-statutory option to purchase 158,335 shares of common stock were granted to Mr. Smialek, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on July 13, 2010.

(3) On July 13, 2000, a non-statutory option to purchase 200,000 shares of common stock was granted to Mr. Smialek, at an exercise price equal to two times the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on July 13, 2010.

(4) On January 1, 2000, an incentive stock option to purchase 25,000 shares of common stock was granted to Mr. Keegan, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on January 1, 2010.

(5) On July 26, 2000, an incentive option to purchase 25,000 shares of common stock was granted to Mr. Keegan, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on July 26, 2010.

(6) On January 1, 2000 an incentive option to purchase 25,000 shares of common stock was granted to Mr. Mrukowski, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on January 1, 2010.

(7) On January 1, 2000, an incentive option to purchase 15,000 shares of common stock was granted to Mr. Hester, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on January 1, 2010.

                     AGGREGATED OPTION EXERCISES AND FISCAL
                           YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the value of stock options at December 31, 2000, held by the Company's executive officers named in the Summary Compensation Table:


                             SHARES                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                            ACQUIRED                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                               ON          VALUE       OPTIONS AT FISCAL YEAR END         FISCAL YEAR END ($)(1)
                            EXERCISE      REALIZED   ------------------------------    -----------------------------
       NAME                    (#)          ($)       EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Gerard B. Moersdorf, Jr.       --           --             --               --              --               --

Robert L. Smialek              --           --             --            400,000            --               --

Michael P. Keegan              --           --           10,000           90,000         $39,300          $163,450

William J. Mrukowski         22,900      $325,234        31,100          111,000         $81,618          $278,750

Stephen C. Hester            12,900      $135,590         1,000           52,600          $3,560          $193,766

----------

(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

         Each director receives $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting was not on the same day as a Board of Directors meeting. Nonemployee directors of the Company are eligible to receive stock options under the 1996 Stock Option Plan on terms approved by the Compensation Committee. Such options are exercisable at any time for a period of nine years from the first anniversary of the date of grant and will have an exercise price equal to the fair market value of the Company's common stock on the date of grant. Pursuant to this provision, on January 1, 2000, James H. Blough, Thomas W. Huseby, William H. Largent, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver, and Alexander B. Trevor, each received an option to purchase 9,000 shares of common stock of the Company exercisable during a period of nine years from the first anniversary of the date of grant at a price of $8.31 per share.

RELATED PARTY TRANSACTIONS

         Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP which firm serves as general counsel to the Company.

         The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

         The following Board Compensation Committee Report on Executive Compensation, Performance Graph, and Board Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Stock Option and Compensation Committee (the "Compensation Committee") reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance stockholder value.

         Prior to 1994, compensation for executive officers included base salary and stock option awards. Base salary was reviewed annually in light of the Committee's perception of individual performance and performance of the Company as a whole. No specific weight was given to any of these factors in the evaluation of an executive officer's base salary. Beginning with fiscal 1994, the Committee established in advance a formula for determining the amount of bonus to be paid to senior executive officers.

         The 2000 Officer and Manager Compensation Plan (the "2000 Plan") was adopted by the Board of Directors in February 2000. The 2000 Plan had both a short-term and long-term incentive component. The 2000 Plan established a total bonus amount equal to a percentage of base salary, with the percentage increasing or decreasing based on target levels of pre-tax, pre-bonus income and total revenues for 2000.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. To date, Mr. Moersdorf, Jr. has received no stock options under any of the Company's stock option plans.

         Compensation for the named executive officers during the 2000 fiscal year included base salary and bonus awards under the 2000 Plan. Base salary was determined by reviewing the previous levels of base salary, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer's responsibilities.

         The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

         Compensation Committee: James H. Blough, Richard W. Oliver, and Alexander B. Trevor.

PERFORMANCE GRAPH

         The following graph shows the dollar change in the cumulative total return performance to holders of the Company's common stock with that of the Nasdaq Stock Market - U.S. Index and the Standard & Poor's Communication Equipment Manufacturers Index, both of which are published indexes. This comparison includes the period beginning December 31, 1995 through December 31, 2000. The Company's common stock is traded on The Nasdaq National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's common stock on December 31, 1995, and in the respective index on December 31, 1995, and that all dividends were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

      AMONG APPLIED INNOVATION INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE S & P COMMUNICATIONS EQUIPMENT INDEX

                     [APPLIED INNOVATION PERFORMANCE GRAPH]

                       -- APPLIED INNOVATION INC.
                       -- NASDAQ STOCK MARKET (U.S.)
                       -- S & P COMMUNICATIONS EQUIPMENT

*$100 INVESTED ON 12/31/95 IN STOCK OR INDEX,
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

                  Graph produced by Research Data Group, Inc.

Research Data Group                           Peer Group Total Return Worksheet

APPLIED INNOVATION INC

                                                       Cumulative Total Return
                                        --------------------------------------------------------
                                        12/95     12/96     12/97     12/98     12/99     12/00
APPLIED INNOVATION INC.                  100.00     52.13     46.81     29.26     70.75     72.88
NASDAQ STOCK MARKET (U.S.)              100.00    123.04    150.69    212.51    394.92    237.62
S & P COMMUNICATIONS EQUIPMENT          100.00    117.12    152.59    268.78    590.25    258.09

BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, composed entirely of independent directors, met six times in fiscal 2000. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board. The full responsibilities of the Audit Committee are set forth in its charter, as adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of KPMG LLP as the Company's independent public accountants. The Audit Committee:

         - discussed and considered the independence of KPMG LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent public accountants;

         - received written affirmation that KPMG LLP is in fact independent;

         - discussed the overall audit process, receiving and reviewing all reports;

         - involved KPMG LLP in the Audit Committee's review of the Company's financial statements and related reports with management;

         - provided to KPMG LLP full access to the Audit Committee and the Board to report on any and all appropriate matters; and

         - discussed with KPMG LLP all matters required to be reviewed by generally accepted auditing standards.

         The Audit Committee provided guidance and oversight to the internal audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and KPMG LLP were afforded the routine opportunity to meet privately with the Audit Committee and were encouraged to discuss any matters they desired.

         The Audit Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

         In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Audit Committee felt appropriate.

         Management's responsibility for financial reporting and the report and opinion of KPMG LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. The Company's audited financial statements included in the annual report on Form 10-K were, after the Audit Committee's review, approved by the Board of Directors for filing with the Securities and Exchange Commission.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2000, were met and that the financial reporting and audit processes of the Company are functioning effectively.

         Audit Committee: Richard W. Oliver, Curtis A. Loveland and Thomas W. Huseby

        APPROVAL OF THE APPLIED INNOVATION INC. 2001 STOCK INCENTIVE PLAN

AT THE ANNUAL MEETING THERE WILL BE SUBMITTED TO STOCKHOLDERS A PROPOSAL TO ADOPT THE APPLIED INNOVATION INC. 2001 STOCK INCENTIVE PLAN (THE "INCENTIVE PLAN"). THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE INCENTIVE PLAN. THIS SUMMARY OF THE PRINCIPAL FEATURES OF THE INCENTIVE PLAN IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE INCENTIVE PLAN, WHICH IS ATTACHED HERETO AS APPENDIX B AND INCORPORATED HEREIN BY REFERENCE. A VOTE IN FAVOR OF ADOPTING THE INCENTIVE PLAN WILL CONSTITUTE APPROVAL OF ALL TERMS OF THE INCENTIVE PLAN.

PURPOSE

         The Board of Directors believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on the Company's behalf and will enable the Company to attract and retain the best available associates, officers, directors, consultants and advisers.

GENERAL

         The Incentive Plan permits the granting of stock options and restricted stock awards to eligible participants. The total number of shares of the Company's common stock available for stock options and restricted stock awards to be granted under the Incentive Plan is 2,000,000 shares. The stock options may be either Incentive Options or Non-Statutory Options.

ADMINISTRATION OF THE INCENTIVE PLAN

         The Incentive Plan is administered by the Board of Directors, which may, and has, delegated all of its powers under the Incentive Plan, except with respect to the granting of Non-Statutory options to directors, to the Compensation Committee, which is authorized to determine:

         - to whom and at what time the stock options and restricted stock awards may be granted;

         - the designation of an option as either an Incentive Option or Non-Statutory Option;

         -        the per share exercise price of an option;

         -        the duration of each option;

         - the number of shares subject to each option or restricted stock award and any restrictions on such shares;

         - the possible performance objectives which will affect restricted stock awards;

         - the rate and manner of exercise of options and the vesting of restricted stock awards; and

         -        the timing and form of payment.

NUMBER OF AUTHORIZED SHARES

         The total number of shares available for issuance under the Incentive Plan is 2,000,000 shares of common stock. The maximum number of shares that may be granted to an individual under the Incentive Plan during the term of the Incentive Plan is 750,000 shares. The number and class of shares available under the Incentive Plan and subject to outstanding options or restricted stock awards may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the

Company. Shares of common stock attributable to unexercised options which expire or are terminated, or unvested restricted stock awards which are terminated, may be available for reissuance under the Incentive Plan.

ELIGIBILITY AND PARTICIPATION

         Eligibility to participate in the Incentive Plan extends to the management, key employees, directors and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, or controlled by, or under common control with the Company). The estimated number of eligible participants is approximately 100 persons. The actual number of individuals who will receive options or restricted stock awards under the Incentive Plan cannot be determined because eligibility for participation in the Incentive Plan is at the discretion of the Compensation Committee. No participant may be granted options or restricted stock awards covering more than 750,000 shares under the Incentive Plan.

RESTRICTED STOCK AWARDS

         Restricted stock awards are shares of the Company's common stock which vest in accordance with terms established by the Compensation Committee in its discretion. For example, the Compensation Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities.

EXERCISE PRICE OF STOCK OPTIONS

         Incentive Options may not have an exercise price less than the fair market value of the Company's common stock on the date of grant. Non-Statutory Options may have an exercise price less than the fair market value of the underlying common stock on the date of grant; however, in practice the Compensation Committee has generally granted Non-Statutory Options at the fair market value of our common stock on the date of grant.

VESTING OF STOCK OPTIONS

         The Compensation Committee may determine at the time of grant and thereafter the terms under which options shall vest and become exercisable. Options not exercisable as of the date of a change in control, as defined, of the Company will become exercisable immediately as of such date. A change in control of the Company shall be deemed to have occurred as of the first day that either of the following has occurred:

         - a person becomes the beneficial owner, directly or indirectly, of securities representing a majority of the combined voting power of the Company's then outstanding securities, unless such a transaction is approved by at least two-thirds of the Board of Directors; or

         - during any period of two consecutive years, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

SPECIAL LIMITATIONS ON INCENTIVE OPTIONS

         No Incentive Options may be granted to an associate who owns or is deemed to own under the Code, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries, unless the exercise price per share of common stock for the shares subject to such Incentive Options is at least 110% of the fair market value per share of common stock on the date of grant and such Incentive Options are not exercisable on or after five years from its date of grant. In addition, the total fair market value of shares of common stock subject to Incentive Options which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the Incentive Options' grant. Incentive Options may not be exercised on or after ten years from the date of grant and are subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions applies to the grant of Non-Statutory Options, which may have an exercise price less than the fair market value of the underlying common stock on the date of grant, may have a total fair market value of shares subject thereto which are valued in excess of $100,000 in any given calendar year, and may be exercisable for an indeterminate period of time.

EXERCISE OF OPTIONS

         An option may be exercised by written notice to the Company's chief financial officer or other officer designated by the Compensation Committee. The exercise price of an option may be paid in cash or, with the consent of the Compensation Committee:

         - by delivery of previously acquired shares of common stock that have been held for at least six months, valued at their fair market value on the date they are tendered;

         - by delivery of a full recourse promissory note for the portion of the exercise price in excess of the par value of the shares subject to the option, the terms and conditions of which will be determined by the Compensation Committee, and in cash for the par value of the shares;

         -        by any combination of the foregoing methods; or

         - by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Company.

TRANSFERABILITY

         Shares of restricted stock may not be transferred until the end of the period of restriction. An option may not be transferred except by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative. Notwithstanding the foregoing, an optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the stock option agreement with respect to such Non-Statutory Option is approved by Compensation Committee expressly so provides and (b) the optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

EXPIRATION OF OPTIONS

         Options will expire at such time as the Compensation Committee determines at the date of grant; provided, however, that no Incentive Options may be exercised on or after ten years from the date of grant, unless Incentive Options are held by a 10% stockholder, in which case such Incentive Options may not be exercised on or after five years from the date of grant.

TERMINATION OF OPTIONS

         Any option granted under the Incentive Plan will, subject to earlier termination by its terms, terminate automatically if not exercised:

         - within 30 days after the optionee's termination of employment with the Company (other than by reason of death, disability, retirement, or for cause);

         - within one year after the employee's death or termination of employment by the Company by reason of disability, as defined in the Incentive Plan; and

         - prior to termination by the Company for cause, as defined in the Incentive Plan.

TERM OF INCENTIVE PLAN

         The Incentive Plan will terminate on the tenth anniversary of the effective date of the Incentive Plan, unless earlier terminated by our board of directors.

FEDERAL INCOME TAX CONSEQUENCES

         The Incentive Plan permits the grant of Incentive Options as well as Non-Statutory Options and restricted stock awards. Generally, no income is recognized when either type of option or restricted stock is granted to the participant, but the subsequent tax treatment differs widely.

         Non-Statutory Options. Upon the exercise of a Non-Statutory Option, the excess of the fair market value of the shares on the date of exercise over the exercise price is ordinary compensation income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         Incentive Options. Generally, no ordinary taxable income is recognized upon the exercise of Incentive Options. The tax basis of the shares acquired will be the exercise price. To receive this favorable treatment, shares acquired pursuant to the exercise of Incentive Options may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date. If the shares are disposed of before the end of these holding periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the exercise price or the difference between the sale price and the exercise price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the holding periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss, respectively.

         Exercise with Previously-Owned Shares. All options granted under the Incentive Plan may be exercised with payment either in cash or, if authorized in advance by our board of directors, in previously-owned shares of our common stock at their then fair market value (provided such shares have been held for at least 6 months), or in a combination of both. When previously-owned shares are used to purchase new shares upon the exercise of Incentive Options or Non-Statutory Options, no gain or loss is recognized by the option holder if the total value of the old shares surrendered is not more than the total value of all of the new shares received. If, as would almost always be the case, the value of the new shares exceeds the value of the old shares, the excess amount is not regular taxable income to the option holder, if the option exercised is an Incentive Option and the holding periods discussed above are met for the old shares at the time of exercise. The new shares would also be subject to the holding periods discussed above. On the other hand, if the option exercised is a Non-Statutory Option, the excess amount is taxable as ordinary income.

         Cashless Exercise of an Option. Under certain circumstances, a stockholder also may exercise his or her stock option granted under the Incentive Plan by employing a broker to provide the Company with the exercise price. Undertaking a cashless exercise in conjunction with the exercise of an Incentive Option results in a disposition of those shares before the end of the holding period and causes the stockholder to recognize ordinary income for those Incentive Options that are sold to effect the cashless exercise.

         The Company Deduction. No tax deduction is available to the Company in connection with the exercise of Incentive Options if the holding periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of Incentive Options if the holding periods discussed above are not met, in an amount equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a Non-Statutory Stock Option equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a restricted stock award in the same amount and at the same time that the participant recognizes ordinary income.

         Section 162(m). Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to certain "covered officers," as defined in Section 162(m). The general rule is that compensation paid to any covered officer will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as performance-based compensation under Section 162(m). When Section 162(m) is applicable, the Compensation Committee will work to structure awards to achieve maximum deductibility absent other overriding strategic objectives.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.

AMENDMENT TO AMENDED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZE PREFERRED STOCK

         The Company's Amended Certificate of Incorporation currently authorizes the Company to issue up to 30,000,000 shares of common stock, $.01 par value. The Board of Directors has adopted, subject to stockholder approval, an amendment and restatement of the Amended Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 55,000,000 shares, and to authorize the issuance of 5,000,000 shares of preferred stock, $.01 par value. Listed on Appendix C hereto and incorporated herein by reference is the complete text of the proposed Amended and Restated Certificate of Incorporation.

         As of February 28, 2001, of the 30,000,000 shares of common stock presently authorized, 16,346,479 shares were issued and outstanding and 2,000,000 shares were reserved for issuance under the Company's stock option plans (excluding the current proposal to approve the Incentive Plan consisting of 2,000,000 shares).

         The Board of Directors believes that the proposed increase in the authorized shares of common stock is desirable to enhance the Company's flexibility to issue shares in connection with one or more of the following:

         -        acquisitions;

         -        strategic investments;

         - corporate transactions, such as stock splits or stock dividends;

         - financing transactions, such as public offerings of common stock or convertible securities;

         -        incentive and employee benefit plans; and

         - otherwise for corporate purposes that have not yet been identified.

         The Company currently has no authorized stock other than common stock. The preferred stock created in the proposed Amended and Restated Certificate of Incorporation, if approved, would be so-called "blank check" preferred stock, which means that the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions may be determined in the future by the Board of Directors without any further approval or action by the Company's stockholders.

         It is not possible to determine the actual effect of the preferred stock on the rights of the stockholders of the Company until the Board of Directors determines the rights of the holders of a series of preferred stock. Such effects might include:

         - restrictions on the payment of dividends to holders of common stock;

         - dilution of voting power to the extent that holders of preferred stock are given voting rights;

         - dilution of equity interest and voting power if the preferred stock is convertible into common stock; and

         - restrictions upon any distribution of assets to the holders of common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

Furthermore, any particular issuance or series of preferred stock could, depending on the terms, make it more difficult or discourage any attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.

         If the proposed Amended and Restated Certificate of Incorporation is adopted, the additional authorized shares of common stock and the authorized shares of preferred stock may be issued upon the approval of the Board of Directors at such times, in such amounts, and upon such terms as out board of directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or the Nasdaq Stock Market (or any other exchange or quotation service on which the Company's common stock may then be listed). Further, the Company's stockholders will have no preemptive rights to purchase additional shares. The Company's stockholders do not currently have preemptive rights.

         The affirmative vote of the holders of a majority of the shares of the Company's outstanding common stock is required to adopt this proposal. If the proposal is adopted, it will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which the Company intends to make on April 27, 2001, the day after completion of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP, independent public accountants, as auditors for the Company for fiscal 2001. KPMG LLP has served as the independent auditors for the Company since 1993. The Board of Directors believes that the reappointment of KPMG LLP for fiscal 2001 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.


  FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

         The following table shows the aggregate fees billed to the Company by its independent auditors, KPMG LLP, for services rendered during the fiscal year ended December 31, 2000.

                           DESCRIPTION OF FEES                                              AMOUNT
         ------------------------------------------------------------------------------------------
         Audit Fees(1)                                                                      $86,250
         Financial Information Systems Design and Implementation Fees                            $0
         All Other Fees(2)                                                                  $87,655

----------

(1) Includes fees for audits of the December 31, 2000 financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of the Company's Board of Directors has considered whether the rendering of such non-audit services by KPMG LLP is compatible with maintaining the principal accountant's independence.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, containing financial statements for such year and the signed opinion of KPMG LLP, independent auditors, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: MICHAEL P. KEEGAN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2000, except for one Form 4 that was filed late by Mr. Mrukowski.

                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2002 must be received by the Company (addressed to the attention of the Secretary) on or before November 23, 2001. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2002 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 6, 2002. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

         The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Michael P. Keegan, or in person at the meeting, without affecting any vote previously taken.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       GERARD B. MOERSDORF, JR.
                                       CHAIRMAN OF THE BOARD AND FOUNDER

                                                                      APPENDIX A

               APPLIED INNOVATION INC., A COMPANY LISTED ON NASDAQ
                             AUDIT COMMITTEE CHARTER
                            As Adopted April 27, 2000


This Charter sets forth the role and responsibilities of the Audit Committee of the Board of Directors of the Company in its financial reporting system. The Audit Committee generally oversees and monitors management's and the outside auditors' participation in the financial reporting process. The outside auditor for the Company is ultimately accountable to the Board and Audit Committee, as representatives of the shareholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor proposed for shareholder approval).

Responsibilities

The Audit Committee is appointed by the Board to assist the Board in, among other things:

(1) monitoring the integrity of the financial statements of the Company, (2) requiring that the outside auditor submits on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1 and actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for taking, or recommending that the Board of Directors take, appropriate action, to oversee the independence of the outside auditor, (3) reviewing and assessing the adequacy of this Charter, at least annually, (4) making such reports as are required by the Securities and Exchange Commission and (5) making recommendations to the Board with respect to the selection, evaluation, and where appropriate, replacement of the Company's outside auditor. The Audit Committee shall have such other responsibilities as are required by the NASDAQ and the Securities and Exchange Commission.

Membership Requirements

The Audit Committee shall consist of three members. Each member of the Audit Committee shall meet the independence standards and financial literacy requirements as established from time to time by the NASDAQ. Under NASDAQ rules, one Audit Committee member may be "not independent" so long as he/she is (1) not a current employee, (2) not an immediate family member of a current employee, and (3) the Board determines that membership on the Audit Committee by that individual is required by the best interests of the corporation and its shareholders and this is disclosed in the next proxy statement along with the reasons for the Board's determination. The members of the Audit Committee are appointed by the Board. The Audit Committee members shall select a Chair, who shall be an "Independent Director," as defined in the listing standards of the NASDAQ Stock Market.

Authority

The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise the Committee with respect to its responsibilities and authority hereunder, to retain professionals and advisors to assist the Audit Committee in maintaining or improving its financial literacy, and to incur any expenses related to any of the foregoing. The Audit Committee may require any officer or employee of the Company or the Company's internal or outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

Processes

The Audit Committee, in fulfilling its responsibilities and in the exercise of its authority, during each of the periods indicated, shall:


A.       QUARTERLY

1. Maintain minutes of its meetings (which may, if needed to protect privilege, be confidential) and make regular reports to the Board.

2. Review with management and the outside auditor the financial statement review completed by the outside auditor prior to the release of quarterly earnings.

3. Review an analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.


B.       ANNUALLY

1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

2. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

3. Prepare the Audit Committee Report as required by the rules of the Securities and Exchange Commission, to be included in the Company's annual proxy statement, stating whether:

         (a) The Audit Committee reviewed and discussed the audited financial statements with management;

         (b) The Audit Committee discussed with the outside auditor the matters required to be discussed by SAS 61, as may be modified or supplemented;

         (c) The Audit Committee received the written disclosures and the letter from the outside auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the outside auditor the outside auditor's independence; and

         (d) Based on the review and discussions referred to in paragraphs (a) through (c) above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

4. Provide the Board with such information and assurances as are reasonably necessary to assure that each member of the Audit Committee is an Independent Director.

5. Obtain from the outside auditor disclosures of indicia of corporate fraud, illegal acts, related party transactions and/or going concern issues that may have been raised during an audit or review.

6. Meet with the outside auditor prior to the audit to review the planning and staffing of the audit.

7. Obtain reports from management, the Company's senior internal auditing executive (if any), and the outside auditor, that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct.

8. Review with the outside auditor any problems or difficulties the outside auditor may have encountered in the course of the audit. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b)      Any changes required in the planned scope of any audit.

         (c) An assessment of the accounting function, including the internal audit department, if one exists, and its and their responsibilities, budget and staffing.

9. Review any management letter provided by the outside auditor, and the Company's response to that letter

10. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct.

11. Review with the Company's inside General Counsel (if applicable) and principal outside Counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

12. Meet at least annually with the chief financial officer, any senior internal auditing executive and the outside auditor in separate executive sessions.

13. Review major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, any internal auditors or management.

14.      Approve the fees to be paid to the outside auditor.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                                                                      APPENDIX B

                             APPLIED INNOVATION INC.
                            2001 STOCK INCENTIVE PLAN


          1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Applied Innovation Inc., a Delaware corporation (the "Company"), and any current or future Parent or Subsidiary thereof (the "Company Group") by the granting of stock options (the "Options") and restricted stock (the "Restricted Stock") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or options which do not meet such requirements ("Non-Statutory Options").

         2. EFFECTIVE DATE. The Plan will become effective on April 26, 2001, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the 2001 Annual Meeting of Stockholders (the "Effective Date").

         3. ADMINISTRATION.

                  (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder.

                  (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Awards granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.

                  (c) Notwithstanding any contrary provisions of this Section 3, the Board shall have full and sole authority and discretion with respect to the grant of Non-Statutory Options to non-employee directors of the Company. The Board shall also have all of the authority and discretion otherwise granted to the Committee with respect to the administration of any Non-Statutory Options granted to non-employee directors.

                  (d) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

          4.      ELIGIBILITY.

                  (a) The Committee may grant Options, Restricted Stock, and Tax Offset Payments, as defined in paragraph 13, (each, individually, an "Award") to such Key Employees of (or, in the case of Non-Statutory Options only, to directors who are not employees of and to consultants and advisers who render services to) the Company or the Company Group as the Committee may select from time to time (the "Participants"). The Committee may grant more than one Award to an individual under the Plan.

                  (b) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary; provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the Fair Market Value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(b) has no application to Options granted under the Plan as Non-Statutory Options.

                  (c) The aggregate Fair Market Value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or the Company Group may not exceed $100,000. If an ISO which exceeds the $100,000 limitation of this paragraph 4(c) is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Non-Statutory Option pursuant to Section 422(d) of the Code. Except as otherwise provided in the preceding sentence, this paragraph 4(c) has no application to Options granted under the Plan as Non-Statutory Options.

          5. STOCK SUBJECT TO PLAN. The shares subject to Options and Restricted Stock grants under the Plan are the shares of common stock, $.01 par value, of the Company (the "Shares"). The Shares issued under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares which may be granted or awarded under the Plan may not exceed 2,000,000 shares, subject to adjustment in accordance with the terms of paragraph 14 of the Plan. The maximum number of Shares for which Awards may be granted under the Plan during the term of the Plan to any one individual may not exceed 750,000 shares subject to adjustment in accordance with the terms of paragraph 14 of the Plan. The unpurchased Shares subject to terminated or expired Options, and Restricted Stock for which restrictions have not lapsed, may be offered again under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options or Restricted Stock Agreements will be general funds of the Company.

         6.       RESTRICTED STOCK

                  (a) Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Key Employees and consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Key Employee or consultant.

                  (b) Each award of Restricted Stock shall be evidenced in writing by a restricted stock agreement ("Restricted Stock Agreement") that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed. Any action under paragraph 14 may be reflected in an amendment to, or restatement of, such Restricted Stock Agreement.

                  (c) Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

                  (d) The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6(d). For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

                  (e) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse and may remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, a grantee of Restricted Stock shall be entitled to have any legend or legends imposed under Section 6(d) hereof removed from his or her Share certificate, and the Shares shall be freely transferable by such grantee.

                  (f) During the Period of Restriction, participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Restricted Stock Agreement.

                  (g) During the Period of Restriction, participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Restricted Stock Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

                  (h) On the date set forth in the Restricted Stock Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                  (i) At the time of the grant of Restricted Stock to a Key Employee, and prior to the beginning of the performance period to which the performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, stockholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. These factors shall have a minimum performance standard below which, and a maximum performance standard, above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and programs towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

          7.      GRANT OF OPTIONS.

                  (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced in writing by a stock option agreement ("Stock Option Agreement") in such form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 14 may be reflected in an amendment to, or restatement of, such Stock Option Agreement.

                  (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

          8.      OPTION PRICE.

                  (a) The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the Fair Market Value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the Fair Market Value will be determined in accordance with paragraph 27(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.

                  (b) If the Committee grants any Non-Statutory Options to a Key Employee with an Option Price less than the Fair Market Value of a Share on the date of grant of such Option, at the time of the grant of the Non-Statutory Options, and prior to the beginning of the performance period to which the performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, stockholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. These factors shall have a minimum performance standard below which, and a maximum performance standard, above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and programs towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

          9. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.

          10. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer a Non-Statutory Option to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners if (a) the stock option agreement with respect to such Non-Statutory Option as approved by the Committee expressly so provides and
(b) the Optionee does not receive any consideration for the transfer. Non-Statutory Options held by such transferees are subject to the same terms and conditions that applied to such Non-Statutory Options immediately prior to transfer.

         11.      EXERCISE OF OPTIONS.

                  (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if the Optionee's employment is terminated other than as a result of disability or death or For Cause, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company's assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 14(b) or paragraph 14(c), whichever paragraph applies; and (iv) if a Change in Control occurs, all outstanding Options will be exercisable for the period specified in paragraph 14(d).

                  (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

                  (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee, as of such date of tender); (ii) with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                           (A)      written instructions to forward a copy of
such notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                           (B)      a copy of irrevocable instructions to the
Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 19 of the Plan.

                  (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 19.

         12.      TERMINATION OF EMPLOYMENT.

                  (a) Upon termination of an Optionee's employment with the Company or the Company Group, other than (i) termination of employment by reason of death or Disability, or (ii) termination of employment For Cause, the Optionee will have 30 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; provided, however, if such termination is a result of the Optionee's retirement with the consent of the Company, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 30-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company.

                  (b) Upon termination of employment by reason of death or Disability, the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

                  (c) Upon termination of employment For Cause, all Options held by such Optionee will terminate effective on the date of termination of employment.

         13. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Participants to offset a portion of the taxes which may become payable as a result of participation in this Plan ("Tax Offset Payments"). The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by a Participant upon (a) the exercise of a Non-Statutory Option, (b) the disposition of shares received upon exercise of an ISO, or (c) the lapse of restrictions of Restricted Shares. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Participants in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

         14.      STOCK SPLITS; MERGERS; REORGANIZATIONS; CHANGE IN CONTROL.

                  (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Options and Restricted Stock Awards and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Awards, the provisions of the Plan, the Restricted Stock Agreements and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

                  (b) In the event of a change of the Company's common stock, $.01 par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan, the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof, and the number and kind of Shares of Restricted Stock will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

                  (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a Change in Control), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this paragraph 14(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

                  (d) If a Change in Control occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

         15. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Section 16 Person shall not sell or otherwise dispose of the Shares subject to an Option unless at least six months have elapsed from the date of the grant of the Option.

         16. RIGHTS AS SHAREHOLDER. An Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

         17. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option, Restricted Stock Agreement or Stock Option Agreement confers on any Participant any right to continue in the employment or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Participant's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Participant. Options and/or Restricted Stock granted under the Plan will not be affected by any change of duties or position as long as the Participant continues to be employed by the Company or any Parent or Subsidiary of the Company, unless otherwise provided in the Restricted Stock Agreement or Stock Option Agreement.

         18. AGREEMENTS AND REPRESENTATIONS OF PARTICIPANTS. As a condition to the exercise of an Option or the issuance of Restricted Stock, the Committee, in its sole determination, may require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

         19. WITHHOLDING TAXES. The Company shall have the right to require Participants or their beneficiaries or legal representatives to remit to the Company, by deduction from salary, wages or otherwise, an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. The Committee may, in its discretion, permit a Participant to satisfy his or her tax withholding obligation by (a) surrendering shares owed by the Participant or (b) having the Company withhold from shares otherwise deliverable to the Participant. Shares surrendered or otherwise withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes.

         20. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

         21. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant of Restricted Stock under the Plan, the grant and exercise of Options under the Plan, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law. Restricted Stock may not be released from escrow pursuant to Section 6(b) hereof prior to (i) the date upon which the Company has registered the Shares representing such Restricted Stock award under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the Restricted Stock may be released from escrow free of restriction without registering the Shares representing such Restricted Stock under the 1933 Act or under state or other law.

         22. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

         23. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

         24. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the stockholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the stockholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the stockholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

         25. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan, except as they may lapse or terminate by their own terms and conditions. Termination of the Plan will also not affect the rights of Participants that have been granted Restricted Stock Awards prior to termination of the Plan. The terms of the Plan shall, notwithstanding such termination, continue to apply to Restricted Stock Awards granted prior to such termination.

         26. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Restricted Stock Agreement or Stock Option Agreement, and no term or provision of this Plan or of any Restricted Stock Agreement or Stock Option Agreement will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Restricted Stock Agreement or Stock Option Agreement.

         26.      DEFINITIONS.

                  (a) Change In Control. A "Change in Control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

                  (b) Disability. The term "Disability" means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee's usual and customary employment or service with the Company or the Company Group.

                  (c) Fair Market Value. If the Shares are publicly traded, the term "Fair Market Value" as used in this Plan means (i) the closing price quoted in the Nasdaq National Market, if the shares are so quoted, (ii) the last quote reported by Nasdaq for small-cap issues, if the shares are so quoted, (iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the Fair Market Value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

                  (d) Key Employees. The term "Key Employees" means those executive, administrative, operational and managerial employees of the Company Group who are determined by the Committee to be eligible for Options under the Plan.

                  (e) Optionee. The term "Optionee" means any person who receives an Option under the Plan.

                  (f) Parent and Subsidiary. The terms "Parent" and "Subsidiary" as used in the Plan have the respective meanings set forth in sections 424(e) and (f) of the Code.

                  (g) Period of Restriction. The term "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

                  (h) Section 16 Person. The term "Section 16 Person" means a person who, with respect to the Shares, is subject to the reporting requirements of section 16(a) of the Securities Exchange Act of 1934, as amended.

                  (i) Termination For Cause. Termination of Employment "For Cause" means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor involving an act of moral turpitude or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its Parent or Subsidiary (following 30 days' written notice from the Company specifying the violation and the employee's failure to cure such violation within such 30-day period) or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.



                                       APPLIED INNOVATION INC.


                                       ____________________________________
                                       Robert L. Smialek,
                                       President and Chief Executive Officer

                                                                      APPENDIX C

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             APPLIED INNOVATION INC.

                          *****************************

         The above corporation, Applied Innovation Inc. (the "Corporation"), existing pursuant to the General Corporation Law of the State of Delaware, desiring to give notice of corporate action effectuating the restatement and amendment of its Certificate of Incorporation, sets forth the following facts:

         (I) The date of filing of the Corporation's original Certificate of Incorporation was June 19, 1986;

         (ii)     The Corporation's present name is Applied Innovation Inc.

         (iii) This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware; and

         (iv) The exact text of the Amended and Restated Certificate of Incorporation is amended to read as follows:

FIRST:   The name of the Corporation is Applied Innovation Inc.

SECOND: The address of its registered office in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (A) Aggregate Number of Shares. The aggregate number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares, consisting of 55,000,000 shares of common stock, $.01 par value (the "Common Stock") and 5,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock").

                  (B) Common Shares. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters presented for vote of the stockholders. Subject to the provisions of the General Corporation Law of the State of Delaware, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation, or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock then outstanding have been paid or declared set apart for payment, the holders of Common Stock shall be entitled to receive all remaining assets of the Corporation available for distribution to its stockholders ratably and proportioned to the number of shares held by them.

                  (C) Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to establish from time to time by resolution or resolutions the number of shares to be included in each such series and to fix the designation, powers, preferences, and relative participating, optional, conversion, and other special rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including but not limited to the fixing of dividend rights, rates, preferences, and other terms; redemption rights, prices, and other terms (including any sinking fund provisions); conversion rights, prices or rates of exchange, and other terms; liquidation preferences and other terms; and voting rights in addition to any voting rights provided by law, and other terms, which may be general or limited; all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In the event the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:   The Corporation is to have perpetual existence.

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

SEVENTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the General Corporation Law of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

NINTH: No director of the Corporation shall be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of a dividend or the payment for the purchase or redemption of the Corporation's stock in violation of Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

                            APPLIED INNOVATION INC.

                    5800 INNOVATION DRIVE, DUBLIN, OHIO 43016

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 26, 2001

         The undersigned hereby appoints GERARD B. MOERSDORF, JR., ROBERT L. SMIALEK and CURTIS A. LOVELAND, or any of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 26, 2001, at 9:00 a.m., local time, at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1.       ELECTION OF CLASS I DIRECTORS

                  [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary).

                  [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.

        CURTIS A. LOVELAND - GERARD B. MOERSDORF, SR. - THOMAS W. HUSEBY

(INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2.       APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN
                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3.       APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF
         INCORPORATION
                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

         THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 23, 2001, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         Please sign and date this Proxy below and return in the enclosed envelope.

                                     Dated________________________________, 2001

Signature___________________________   Signature________________________________

SIGNATURE(S) SHALL AGREE WITH THE NAME(S) PRINTED ON THIS PROXY. IF SHARES ARE REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS SHOULD SIGN THIS PROXY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS